UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 19, 2004

                              COMMUNITY BANKS, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
                                  ------------
         (State or other jurisdiction of incorporation or organization)

                                   23-2251762
                                   ----------
                      (I.R.S. Employer Identification No.)

                                   No. 0-15786
                                  ------------
                            (Commission file number)


              750 East Park Drive, Harrisburg, Pennsylvania  17111
             ------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


                                 (717) 920-1698
                                 --------------
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements, Proforma Financial Information and Exhibits.
        (a)  Not Applicable.
        (b)  Not Applicable.
        (c)  Exhibits:

               99.1 Press release of Community Banks, Inc. dated April 19, 2004.
               99.2 Fiscal Insight - March 31, 2004.


Item 12.  Results of Operations and Financial Condition.

     On April 19, 2004, Community Banks, Inc. issued a press release announcing earnings for the quarter ended March 31, 2004. The press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Community Banks, Inc.
                                                    ---------------------
                                                        (Registrant)

Dated: April 19, 2004                           /s/  Donald F. Holt
                                                -----------------------------
                                                     Donald F. Holt
                                                Executive Vice President and
                                                Chief Financial Officer